UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2004, Delta Design, Inc. ("Delta"), a wholly-owned subsidiary of Cohu, entered into an agreement to sell capital equipment and services to Advanced Micro Devices, Inc. (the "Business Agreement"). On January 28, 2005, Delta entered into an addendum to the Business Agreement (the "Addendum"). Included as Exhibit 99.1* to this Form 8-K is the Business Agreement and Addendum by and between Advanced Micro Devices, Inc. and Delta.

* Confidential treatment requested

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

February 22, 2006	By:	John H. Allen

Name: John H. Allen
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1*	Business Agreement and Addendum by and between Advanced Micro Devices, Inc. and Delta. (* Confidential treatment requested)